                                                                   EXHIBIT 10.20


         JOINDER AND CORRECTION TO STOCKHOLDERS' AND REGISTRATION
                             RIGHTS AGREEMENT

      REFERENCE is made to a certain Stockholders' and Registration Rights Agreement dated as of February 24, 1999 *the "Agreement"), by and among eMerge Vision Systems, Inc., a Delaware corporation (the "Company"), and CIN, LLC, a Kansas limited liability company (the "CIN Stockholder").


                                BACKGROUND

      As of the date hereof, the Company entered into a Stock Purchase Agreement with Cyberstockyard, Inc. and its stockholders identified on Schedule I hereto (the "Common Stockholders") whereby the Company purchased from such stockholders 100% of the issued and outstanding stock of Cyberstockyard, Inc. in exchange for the issuance of an aggregate 200,000 shares of the Company's common stock. In connection with the issuance of such Company shares, the Common Stockholders wish to join into the Agreement.

                                WITNESSETH

      The parties hereto, each intending to be legally bound and in exchange for the mutual covenants contained in the Agreement, incorporated herein by reference, agree as follows:

      1. The Company hereby agrees to the joining into the Agreement by the Common Stockholders and to the other amendments set forth herein.

      2. The undersigned CIN Stockholder hereby agrees to the joining into the Agreement by the Common Stockholders and to the other amendments set forth herein.

      3. The undersigned Common Stockholders hereby join into the Agreement and each agrees to be bound by the terms and conditions contained therein and herein.

      4. That the term "Stockholder" shall be deemed to include the CIN Stockholder and the Common Stockholders and their Permitted Transferees.

      5.    To correct a typographical error in the original agreement, Section
            8.6 of the Agreement is hereby corrected to read in its entirety as follows:

            8.6 Amendment, Modification and Termination. This Agreement may be amended, modified or terminated, or any provision or requirement hereof waived, at any time by an agreement in writing among the Company, and the holders of a 80% Company's common hares held
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            collectively by the Stockholders and governed by this Agreement (or the holders of 640,000 shares) and their Permitted Transferees; provided, that if this Agreement is amended, modified or terminated without the unanimous consent of all such Stockholders, all Stockholders that are not a party to such agreement shall be given prompt notice of such amendment, modification or termination. Any such amendment or waiver shall be effective with respect to all parties to this Agreement.

      Except as expressly set forth above, all other terms and conditions of the Agreement remain in full force and effect.
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          In WITNESS WHEREOF, the Company has executed and delivered this
Agreement as of the 29th March, 1999.


                                          eMERGE VISION SYSTEMS, INC.

                                          By: /s/: Charles L. Abraham
                                              -----------------------
                                          Name: Charles L. Abraham
                                          Title: Chief Executive Officer

                                          CIN, LLC

                                          By: /s/: Dr. Scott Crain
                                              --------------------
                                              Dr. Scott Crain, Member

                                          COMMON STOCKHOLDERS

                                          /s/: J. Scott Sanders
                                          ---------------------
                                          J. Scott Sanders

                                          /s/: David Sanders
                                          ------------------
                                          David Sanders

                                          /s/ Dr. Duane Pankratz
                                          ----------------------
                                          Dr. Duane Pankratz

                                          /s/: J. Scott Calhoun
                                          ---------------------
                                          J. Scott Calhoun
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                                                                      SCHEDULE I


                            COMMON STOCKHOLDERS

                              Shares of               Shares of
Name                          Cyberstockyard, Inc.*   eMerge Vision Systems, Inc.
----                          ---------------------   ---------------------------
J. Scott                      100                     50,000
David Sanders                 100                     50,000
Dr. Duane Pankratz            100                     50,000
J. Scott Calhoun              100                     50,000


* To be exchanged for shares of eMerge Vision Systems, Inc. indicated above